UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

CHINA VTV LIMITED
(Exact name of registrant as specified in its charter)

Nevada	333-203754	47-3176820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

New Times Centre, 393 Jaffe Road, Suite 17A, Wan Chai, Hong Kong

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +85267353339

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

ITEM 8.01 OTHER EVENTS

On May 28, 2020, Mr. Guoping Chen, the former Chief Financial Officer of China VTV Ltd. (the “Company”), acknowledged and accepted the termination notice (the “Notice”) of the pledge agreement (the “Pledge Agreement”) dated March 15, 2019 issued by Mr. Tijin Song, the Chief Executive Officer of the Company, to Mr. Guoping Chen. The Pledge Agreement was executed in connection with the merger transaction (the “Merger”) between the Company and China VTV Limited, a Hong Kong company and now wholly-owned subsidiary of the Company. As set forth in the Notice, Mr. Tijin Song paid Mr. Guoping Chen $300,000 pursuant to a stock exchange agreement dated March 15, 2019, which set forth the terms and conditions of the Merger. As a result of the payment, the Pledge Agreement terminated automatically and the security interest on all of Mr. Tijin Song’s shares in the Company terminated.

The Company will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder dated March 25, 2020 (Release No. 34-88465) (the “Order”) to delay the filing of its Annual Report on Form 10-K, which was originally scheduled on May 29, 2020 (the “Report”), due to the circumstances related to COVID-19. In particular, from late February 2020, COVID-19 has caused severe disruptions in the audit process of the Company (including its consolidated subsidiaries), limited access to the Company’s facilities in China and third parties by the auditors to verify the Company’s accounting, and limited support from the Company’s staff. This has, in turn, delayed the Company’s ability to complete its audit and prepare the Report. Notwithstanding the foregoing, the Company expects to file the Report no later than July 13, 2020 (which is 45 days from the Report’s original filing deadline of May 29, 2020).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China VTV Limited

Date: May 29, 2020	By:	/s/ Tijin Song
	Name:	Tijin Song
	Title:	Chief Executive Officer

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